WHEN RECORDED, RETURN TO:

Snell & Wilmer L.L.P.

One Arizona Center

400 East Van Buren

Phoenix, Arizona 85004-2202

Attention: Cynthia Lundstrom

OPERATING LEASE SUBORDINATION AND ATTORNMENT AGREEMENT

THIS OPERATING LEASE SUBORDINATION AND ATTORNMENT AGREEMENT (this “Agreement”) is made and entered into as of May 13, 2022, by and among LF3 EL PASO AIRPORT TRS, LLC, a Delaware limited liability company, whose mailing address is 1635 43rd St. S., Suite 205, Fargo, ND 58103 (“Operating Lessee”), as grantor, LF3 EL PASO AIRPORT, LLC, a Delaware limited liability company, whose mailing address is 1635 43rd St. S., Suite 205, Fargo, ND 58103 (“Owner” and collectively, along with Operating Lessee, the “Borrower” or “Grantor”), as grantor, and WESTERN ALLIANCE BANK, an Arizona corporation, whose mailing address is One East Washington Street, 25th Floor, Phoenix, AZ 85004, Attention: Hotel Franchise Finance (“Lender” or “Grantee”), as grantee.

WHEREAS, pursuant to that certain Loan Agreement, dated as of even date herewith (the “Loan Agreement”), by and between Lender and Borrower, Lender made certain loans (collectively, the “Loan”), to Borrower and is secured by, among other things, that certain Deed of Trust, Security Agreement, Assignment of Leases and Rents, Financing Statement, and Fixture Filing, dated as of even date herewith, executed by Owner for the benefit of Lender (as same may hereafter be amended, modified, recast or extended, the “Deed of Trust”), which Deed of Trust encumbers real property described on Exhibit A attached hereto and made a part hereof for all purposes (the “Premises”), and improvements thereon.  The Loan Agreement, Deed of Trust, and any other documents executed in connection with the Loan are collectively referred to herein as the “Loan Documents”.  Capitalized terms used but not defined herein will have the meanings provided in the Loan Agreement;

WHEREAS, Owner and Operating Lessee have entered that certain Lease Agreement dated February 8, 2022 (the “Operating Lease”), pursuant to which Owner leases and grants to Operating Lessee a leasehold estate in the Premises and improvements thereon;

WHEREAS, the Deed of Trust is to remain prior in lien to the estate created by the Operating Lease and prior to all right, title and interests of the Operating Lessee thereto and thereunder; and

WHEREAS, in order to induce Lender to enter into the Loan Agreement, Owner and the Operating Lessee have agreed to execute and deliver this Agreement to Lender.

NOW, THEREFORE, in consideration of the premises, the mutual covenants of the parties hereto, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do mutually covenant and agree as follows:

1.Subordination. The Operating Lease is and shall at all times hereafter be subject and subordinate in all respects to the liens, terms and provisions of the Deed of Trust and the other Loan Documents and to all increases, amendments, renewals, modifications, substitutions, consolidations and extensions thereof, and to all other future mortgages, deeds of trusts and similar instruments held by Lender encumbering the Premises. Without limiting the foregoing subordination, Operating Lessee acknowledges and agrees that all right, title and interest of Operating Lessee in and to the Premises is held subject to the Deed of Trust, and Operating Lessee does hereby grant, assign and pledge to Lender all of Operating Lessee’s right, title and interest (to the extent that such right, title and interest is established and exists under the terms of the Operating Lease) in and to the Premises and all of the other property and interests described in the Deed of Trust as security for the payment and performance of all of the obligations secured by the Deed of Trust.
2.No Obligation on Lender’s Part. Lender is not and shall not become obligated to Operating Lessee for the performance of any of the terms, covenants, conditions and agreements of Owner under the Operating Lease until such time as Lender acquires title to the Premises.
3.Operating Lessee's Compliance with Certain Provisions of Loan Documents. The Operating Lessee agrees that (i) all insurance maintained for the Premises and improvements thereon must satisfy all requirements for such insurance set forth in the Loan Documents, including that Lender shall be named as a beneficiary and additional insured or loss payee, as the case may be, thereon, and (ii) all insurance proceeds and condemnation awards (and settlements in lieu thereof) relating to the Premises shall, notwithstanding any term or provision contained in the Operating Lease to the contrary, be paid and applied as provided in the Loan Documents and the Operating Lessee waives all rights and claims in, to and under such proceeds and awards.
4.Further Assurances. The Operating Lessee agrees to promptly execute such other documents as Lender may deem reasonably necessary to further document or evidence the full subordination of the Operating Lease to the liens, terms and provisions of the Deed of Trust and the other Loan Documents.
5.Successors and Assigns. This Agreement shall be binding upon and inure to the parties, their respective heirs, legal representatives, successors and assigns.
6.Governing Law. This Agreement shall be construed in accordance with the laws of the State of Arizona.
7.No Oral Modification. This Agreement may not be changed, amended or modified in any manner other than by an agreement in writing specifically referring to this Agreement and executed by the parties hereto.
8.Effect of Certain Matters. The subordination of the Operating Lease, and Operating Lessee’s obligations hereunder, shall not be affected or impaired by reason of, and Operating Lessee waives any and all rights and defenses that Operating Lessee may otherwise have arising out of, any of the following: (a) the modification (whether or not material) of any obligations of any other Credit Party under, or of any provisions of, any Loan Document, whether or not Operating Lessee joined in or consented to such modification; (b) Lender’s taking of or omission to take any action pursuant to any Loan Document, including granting any waiver, consent, or extension or any failure, omission, or delay by Lender to enforce any obligation, condition or other provision in any Loan Document, or to assert or exercise any right, power or remedy conferred on Lender in any Loan Document; (c) the assignment to or assumption by any third party of any or all of the rights or obligations of any Credit Party under any Loan Document; (d) the release or discharge of any other Credit Party from the performance or observance of any obligation, undertaking or condition to be performed by such Credit Party under any Loan Document by operation of law or otherwise; (e) any action, inaction or election of remedies by Lender that results in any impairment or destruction of any subrogation, indemnification, reimbursement or contribution rights of Operating Lessee; (f) any setoff, defense, counterclaim, abatement, recoupment, reduction, change in Applicable Law or any other event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a debtor, indemnitor or surety under Applicable Law; (g) the amendment, termination or renewal of any of the Obligations; (h) the obtaining by Lender of any additional Collateral; the release or substitution by Lender of any Collateral; or the perfection or failure to perfect any liens or security interests with respect to any Collateral; (i) the use of any Loan proceeds, regardless of whether such use complies with the Loan Documents, with Lender having no duty to monitor the use or application of any Loan disbursement; or (j) any invalidity, irregularity or unenforceability in whole or in part of any Loan Document, or any limitation of the liability of any other Credit Party under the Loan

Documents, including any claim that the Loan Documents were not duly authorized, executed, or delivered on behalf of any Credit Party.
9.Rule of Construction. This Agreement shall not be construed more strictly against one party than against the other, merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being recognized that all parties hereto have contributed substantially and materially to the preparation of this Agreement.
10.No Waiver. Neither the failure nor the delay by Lender to exercise any right, power or privilege under the Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise of any other right, power or privilege.
11.Counterparts. This Agreement may be executed in counterparts, each of which may be executed by one of the parties hereto, but all of which, when taken together, shall constitute a single agreement.
12.Severability. If any provision of this Agreement or any section, paragraph, sentence, clause, phrase or word or the application of any of the foregoing, in any circumstances, is adjudicated to be invalid, the validity of the remainder of this Agreement shall be construed as if such invalid part were never included herein.
13.Headings. Etc. The captions and headings used herein are for purposes of reference only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular, and the masculine, feminine and neuter shall be freely interchangeable.
14.Waiver of Jury Trial. LENDER, OWNER AND OPERATING LESSEE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.
15.Termination. This Agreement shall automatically terminate upon all of the Obligations under the Loan Documents being indefeasibly paid and performed in full, and Lender having no further obligation to make loans or otherwise extend credit to or for the benefit of Borrower.  The Obligations shall not be considered fully and finally paid and performed unless and until all payments by Borrower to Lender are no longer subject to any right on the part of any person, including Borrower, Borrower as a debtor-in-possession, or any trustee in bankruptcy, to require Lender to disgorge such payments or to seek to recoup all or any portion of such payments.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Operating Lease Subordination and Attornment Agreement as of the day and year first above written.

OPERATING LESSEE:

LF3 EL PASO AIRPORT TRS, LLC, a Delaware limited liability company

By:	Lodging Fund REIT III TRS, Inc., a Delaware corporation, its Sole Member

By: Lodging Fund REIT III OP, LP, a Delaware limited partnership, its Sole Shareholder

By: Lodging Fund REIT III, Inc., a Maryland corporation, its General Partner

By: _/s/ Samuel C. Montgomery________

Name: Samuel C. Montgomery

Its: Chief Financial Officer

STATE OF _North Dakota_____)

) ss.:

COUNTY OF _Cass______)

On the _11__ day of _May__, in the year 2022 before me, the undersigned, personally appeared Samuel C. Montgomery, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person on behalf of which the individual acted, executed the instrument.

/s/ Jennifer Moum

Notary Public

My commission expires: April 25, 2026

OWNER:

LF3 EL PASO AIRPORT, LLC, a Delaware limited liability company

By:	Lodging Fund REIT III OP, LP, a Delaware limited partnership, its Sole Member
By:	Lodging Fund REIT III, Inc., a Maryland corporation, its General Partner

By: /s/ Samuel C. Montgomery

Name:Samuel C. Montgomery

Its:Chief Financial Officer

STATE OF _North Dakota_____)

) ss.:

COUNTY OF _Cass______)

On the _11__ day of _May__, in the year 2022 before me, the undersigned, personally appeared Samuel C. Montgomery, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person on behalf of which the individual acted, executed the instrument.

/s/ Jennifer Moum

Notary Public

My commission expires: April 25, 2026

LENDER:

WESTERN ALLIANCE BANK, an Arizona corporation

By: /s/ Erik Siersma

Printed Name: Erik Siersma

Its:  Vice President

STATE OF ARIZONA	)

) ss.

County of Maricopa)

The foregoing instrument was acknowledged before me this _11_ day of __May____, 2022, by __Erik Siersma______, the  Vice President      of Western Alliance Bank, an Arizona corporation, on behalf of the corporation.

/s/ Debi Falenski

Notary Public

My Commission Expires:

 1-5-2024

EXHIBIT A

DESCRIPTION OF PREMISES

PARCEL 1:

LOT 1, BLOCK 1, INTERNATIONAL INDUSTRIAL CENTER UNIT 1, REPLAT B, AN ADDITION TO THE CITY OF EL PASO, EL PASO COUNTY, TEXAS, ACCORDING TO THE PLAT THEREOF ON FILE UNDER COUNTY CLERK'S FILE NO. 20150084213, OFFICIAL PUBLIC RECORDS, EL PASO COUNTY, TEXAS.

PARCEL 2:

NON-EXCLUSIVE EASEMENT TO A PORTION OF LOT 5, BLOCK 1, INTERNATIONAL INDUSTRIAL CENTER (REPLAT), AN ADDITION TO THE CITY OF EL PASO, EL PASO COUNTY, TEXAS, ACCORDING TO THE PLAT THEREOF ON FILE IN VOLUME 18, PAGE 54, PLAT RECORDS, EL PASO COUNTY, TEXAS, AND A PORTION OF LOT 1, BLOCK 1, INTERNATIONAL INDUSTRIAL CENTER UNIT 1, REPLAT B, AN ADDITION TO THE CITY OF EL PASO, EL PASO COUNTY, TEXAS, ACCORDING TO THE PLAT THEREOF ON FILE UNDER CLERK'S FILE NO. 20150084213, REAL PROPERTY RECORDS, EL PASO COUNTY, TEXAS, AS CREATED AND DESCRIBED IN THAT CERTAIN RECIPROCAL ACCESS AND EASEMENT AGREEMENT BY AND BETWEEN CRAWFORD PROPERTIES, LTD AND CP MESA, LTD, DATED MAY 15, 2001, RECORDED IN VOLUME 3997, PAGE 1414, REAL PROPERTY RECORDS, EL PASO COUNTY, TEXAS.